EXECUTION VERSION

FIRST AMENDMENT
TO TERM LOAN AGREEMENT

This First Amendment to Term Loan Agreement dated as of July 30, 2025 (this “Amendment”), is entered into between INDIANAPOLIS POWER & LIGHT COMPANY, an Indiana corporation doing business as AES Indiana (the “Borrower”), the Lenders party hereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

A.    Reference is made to that certain Term Loan Agreement dated as of August 14, 2024, by and among the Borrower, the Lenders, the Administrative Agent, PNC Capital Markets LLC, as Bookrunner and Joint Lead Arranger, and U.S. Bank, National Association, as Syndication Agent and Joint Lead Arranger (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”).

B.    The Administrative Agent, the Lenders, and the Borrower have mutually agreed to extend the Term Loan Maturity Date subject to the terms and conditions contained herein.

The parties therefore agree as follows:

1.    Definitions. Defined terms used but not defined in this Amendment are as defined in the Loan Agreement.

2.    Amendment to Loan Agreement. The Loan Agreement is hereby amended by amending and restating the definition of “Term Loan Maturity Date” in its entirety to read as follows:

“Term Loan Maturity Date” shall mean October 13, 2025, as such date may be extended pursuant to Section 11.1 [Modifications, Amendments or Waivers].

3.    Reaffirmations. The Borrower hereby reaffirms its obligations under the Loan Documents.

4.    Representations. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders as follows:

(1)the Loan Agreement, as amended by this Amendment, is a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;

(2)the representation and warranties set forth in Section 6 of the Loan Agreement, as amended by this Amendment, are true and correct in all material respects (but if any representation or warranty is by its terms qualified by concepts of materiality, that representation or warranty is true and correct in all respects), in each case with the same effect as if such representations and warranties had been made on the date of this Amendment, with the exception that all references to the financial statements mean the financial statements most recently delivered to the Administrative Agent except for such changes as are specifically permitted under the Loan Agreement and except to the extent that any such representation or warranty expressly relates to an earlier date; and

(3)as of the date of this Amendment, after giving effect to this Amendment, (A) no Event of Default under Section 9 of the Loan Agreement has occurred and is continuing, and (B) no event or condition that, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.

5.    Conditions. The effectiveness of this Amendment is subject to satisfaction of the following conditions:

(1)the Administrative Agent has received a copy of this Amendment, duly executed by all applicable Persons, in the form prepared by and acceptable to the Administrative Agent;

(2)the Borrower has paid to the Administrative Agent all fees and reasonable costs and expenses of the Administrative Agent in connection with the preparation of this Amendment and other related Loan Documents, including, without limitation, reasonable attorneys’ fees; and

(3)all legal matters incident to the execution and delivery of this Amendment are satisfactory to the Administrative Agent and its counsel.

6.    Miscellaneous.

(a)    This Amendment shall be deemed to be a contract under the Laws of the State of Indiana without regard to its conflict of laws principles. Sections 11.11(b) [Submission to Jurisdiction], 11.11(c) [Waiver of Venue], 11.11(d) [Service of Process] and 11.11(e) [Waiver of Jury Trial] are hereby incorporated by reference as if fully set forth herein.

(b)    This Amendment binds the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and will inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(c)    Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Loan Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. The Borrower, by execution of this Amendment, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Loan Agreement and the other Loan Documents.

(d)    Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Loan Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Loan Agreement, as amended by this Amendment.

(e)    The Borrower shall pay all reasonable costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees, and agrees to save the Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

(f)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Amendment as of the day and year first above written.
INDIANAPOLIS POWER & LIGHT COMPANY, as the Borrower

By: /s/ Dustin Illyes__________________
Name: Dustin Illyes
Title:    Treasurer

[Signature page to First Amendment to Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as
                        Administrative Agent

By: /s/ Joseph McEllhinny_____________
Name: Joseph McElhinny
Title:     Senior Vice President

[Signature page to First Amendment to Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a
                        Lender

By: /s/ Joseph McEllhinny_____________
Name: Joseph McElhinny
Title:     Senior Vice President

[Signature page to First Amendment to Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By: /s/ Michael E. Temnick____________
Name: Michael E. Temnick
Title:    Senior Vice President

[Signature page to First Amendment to Term Loan Agreement]

THE HUNTINGTON NATIONAL BANK, as a
Lender

By: /s/ Ryan T. Hamilton_________
Name: Ryan T. Hamilton
Title:    Senior Vice President

[Signature page to First Amendment to Term Loan Agreement]

M&T BANK, as a Lender

By: /s/ Stephen Hoffman__________
Name: Stephen Hoffman
Title:    Managing Director

[Signature page to First Amendment to Term Loan Agreement]

REGIONS BANK, as a Lender

By: /s/ Tedrick Tarver__________
Name: Tedrick Tarver
Title:    Director

[Signature page to First Amendment to Term Loan Agreement]